INVESTOR DAY 2025 June 12, 2025 | New York

DISCLAIMERS FORWARD-LOOKING STATEMENTS This document and other written or oral statements made from time to time by ADP may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “outlook,” “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could,” “is designed to” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and depend upon or refer to future events or conditions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements or that could contribute to such difference include: ADP's success in obtaining and retaining clients, and selling additional services to clients; the pricing of products and services; the success of our new solutions; our ability to respond successfully to changes in technology, including artificial intelligence; compliance with existing or new legislation or regulations; changes in, or interpretations of, existing legislation or regulations; overall market, political and economic conditions, including interest rate and foreign currency trends and inflation; competitive conditions; our ability to maintain our current credit ratings and the impact on our funding costs and profitability; security or cyber breaches, fraudulent acts, and system interruptions and failures; employment and wage levels; availability of skilled associates; the impact of new acquisitions and divestitures; the adequacy, effectiveness and success of our business transformation initiatives; the impact of any uncertainties related to major natural disasters or catastrophic events; and supply-chain disruptions. ADP disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These risks and uncertainties, along with the risk factors discussed under “Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K, and in other written or oral statements made from time to time by ADP, should be considered in evaluating any forward-looking statements contained herein. This presentation contains non-GAAP financial metrics, including Adjusted EBIT margin and adjusted diluted earnings per share. For a discussion and reconciliation of historic non-GAAP financial metrics to their closest comparable GAAP financial metrics, see our earnings releases for the applicable periods presented, available at adp.investors.com or sec.gov. We have not provided a reconciliation of our revenue outlook (in organic constant currency), adjusted EBIT margin outlook or adjusted earnings per share outlook to their most comparable GAAP measures for such years because it would be potentially misleading and not practical given the difficulty of projecting event-driven transactional or other non-core operating items that are included in the GAAP metrics, including gains/losses on sales of businesses and assets and certain income tax adjustments. The reconciliations provided in earnings releases prepared by ADP are indicative of the reconciliation that will be prepared upon completion of the periods covered by the non-GAAP medium-term objectives. NON-GAAP MEASURES 2

AGENDA 3 Q&A and Closing Remarks09 Demos & Lunch10 Welcome01 Matt Keating VP, Investor Relations Vision & Strategy02 Maria Black President and CEO Best-in-Class Technology03 Sreeni Kutam President, Global Product & Innovation Go-to-Market04 David Foskett President, Global Sales North America HCM Solutions05 Joe DeSilva EVP, North America & Chief of Operations International HCM Solutions06 Virginia Magliulo EVP, Employer Services International HRO Solutions07 Brian Michaud EVP, Smart Compliance & HR Outsourcing Financial Framework08 Peter Hadley Corporate Treasurer & Incoming CFO

02 MARIA BLACK President and CEO Vision & Strategy 4

80%+ of Fortune 500 are clients 42M+ employees paid in 140+ countries and territories 1.1M+ clients $19B FY24 revenue $3.1T in client funds moved in US 78M employee tax statements processed 64K ADP associates 14M+ monthly users on app Data as of FY24 5 IS THE WORLD’S LARGEST HCM ORGANIZATION

Time Talent Payroll Benefits SUPPORTING EVERY CLIENT HCM NEED 6 HR HRO RetirementCompliance

SUPPORTING EVERY CLIENT SIZE Up-Market 1,000+ EEs Mid-Market 50-999 EEs Small Business 1-49 Employees (EEs) 7

140+ Countries and Territories SUPPORTING EVERY CLIENT LOCATION 8

Support for every client HCM need THAT ONLY COMES WITH SCALE D I F F E R E N T I A T I O N Support for every client size With global reach to support every client location 9

ADP OPERATES IN A LARGE AND GROWING MARKET Mid-single digits Expected growth rate over the medium term $180B HCM Total Addressable Market: • Payroll • HR • Benefits • Talent • HR Outsourcing • Analytics • Workforce Management Total addressable market data as of FY24. Sources: U.S. Census Bureau; U.S. Bureau of Labor Statistics; IDC; NelsonHall; World Bank; Moody’s Analytics; National Association of Professional Employer Organizations; and Internal ADP research and data. 10

$180B Addressable Market WHILE WE ARE THE BIGGEST, WE STILL HAVE RUNWAY 11 ADP Revenue $19B FY24 PayrollHR Time Benefits HRO Talent RetirementCompliance

MISSION-CRITICAL AND EVOLVING HUMAN CAPITAL MANAGEMENT IS 12

OUR CLIENTS FACE BIG CHALLENGES Demographic Shifts Rising Healthcare Costs Shrinking HR Teams Global Workforces Remote Work Instant and Streamlined Complex Regulations 13

OUR CLIENTS FACE BIG CHALLENGES Demographic Shifts Rising Healthcare Costs Shrinking HR Teams Global Workforces Remote Work Instant and Streamlined Complex Regulations D E P E N D A B I L I T Y 75 YEARS of solving client HCM challenges 14

15 AT ADP WE BELIEVE… that Integrity is Everything in providing Insightful Expertise in delivering Service Excellence in Inspiring Innovation that Each Person Counts in being Results-driven in valuing Social Responsibility

TRACK RECORD OF INNOVATION AND FIRSTS 1973 ADP International 2000 FIRST global cloud-based HCM solution 2009 FIRST HCM Mobile App 2014 FIRST HCM Marketplace 2018 FIRST digital pay solution 2023 Launched API Central 1962 ADP leases its first IBM computers 1998 FIRST cloud- based payroll solution 2006 National Employment Report (NER) 2012 ADP Data Cloud introduced 2021 FIRST app-based conversational payroll solution 2024 Deployed ADP Assist across platforms Launched ADP Lyric HCM Note: Timeline is sequential and may not be to scale. 16

ADP STRATEGIC PRIORITIES Lead with Best-in-Class HCM Technology Provide Unmatched Expertise and Outsourcing Benefit our clients with Global Scale 17

THE ADP INNOVATION FLYWHEEL BUYBUILD PARTNERINVEST ADP Ventures 18

WE HAVE BEEN EXECUTING AGAINST OUR PRIORITIES Enhancing product offering through organic and inorganic investments Expanding global reach through acquisitions and partnerships Deploying AI across product, service, and sales Driving strong financial outcomes 19

And our clients recognize it… RECORD HIGH CLIENT SATISFACTION Increase in ADP weighted average Net Promoter Score 40% over the last three years1 20 1 Measured by Net Promoter Score from Q3FY22 to Q3FY25

19th year Named by FORTUNE® Magazine as one of the “World’s Most Admired Companies” in 2025 Our execution is why ADP is … #1 HR Data Solution of the Year 2025 RECOGNIZED AS AN INDUSTRY LEADER Leader Everest Multi-Country Payroll Solutions 2024 #1 G2 Best Software Products for Small Businesses 2025 21

ADP IS BULLISH ON HCM AND OUR FUTURE IN IT Industry leading go-to-market Scale that sets us apart Operate in a dynamic market Durable financial performance Track record of innovation 22

03 SREENI KUTAM President, Global Product & Innovation Best-in-Class Technology 23

WE HAVE DONE A LOT… One Data One UX One Mobile Culture of Innovation Cloud Migration Marketplace 24 We have laid the groundwork, enabling us to innovate at a faster velocity

THE AI LANDSCAPE IS EVOLVING FAST Time Business Value Source: Internal research *RPA: Robotic Process Automation; AI/ML: Artificial Intelligence / Machine Learning; NLP: Natural Language Processing; GenAI: Generative AI Early automation RPA* Understanding language NLP* Data-driven insights Predictive Analytics (early stage of AI/ML*) AI Workflow GenAI* + RPA* Autonomous Agent Simple Agent Advanced Agent 25

THE AI LANDSCAPE IS EVOLVING FAST Time Business Value Agentic AI Reasoning and decision-making Source: Internal research *RPA: Robotic Process Automation; AI/ML: Artificial Intelligence / Machine Learning; NLP: Natural Language Processing; GenAI: Generative AI Early automation RPA* Data-driven insights Predictive Analytics (early stage of AI/ML*) Understanding language NLP* AI Workflow GenAI* + RPA* Simple Agent Advanced Agent Autonomous Agent 26

AGENTIC AI IS THE FUTURE Role-based AI agents Payroll | HR | Benefits | Recruiting Customized Recommendations Execute multi-step HCM Journeys Anomaly detection Task Automation Interpret & Assess Information Monitor & Manage Interactions 27

DATA AS A DIFFERENTIATOR ADP’s 1.1M+ clients and millions of transactions Training on broader, more granular data, delivers smarter and more tailored agents AI agents develop hire-to-retire expertise, equipping them to automatically execute complex HCM journeys ADP’s large product portfolio usage data, sales data, and operations data 28

STRATEGICALLY INFUSING AI ACROSS THE BUSINESS

1 **PRODUCTS**

2 SERVICE

3 SALES

4 R&D

STRATEGY

Embed role-based AI agents into our products to improve client experience

- Proactive Nudges
- Recommended best practices
- Automated task completion

PROGRESS

Delivered ADP Assist across several products; driving adoption

~4M
Interactions on ADP Assist[1]


ADP Assist
Payroll
Benefits
HR
Recruitment
Time
Reporting
Talent
Analytics
Compliance

[1] FY25 year-to-date

29

STRATEGICALLY INFUSING AI ACROSS THE BUSINESS 30 1 As of Q3FY25 Deploy service and implementation agents to streamline service and enhance value • Automate simple tasks • Deliver customized guidance at scale Delivered call summarization, AI-assisted answer generation, and AI- assisted implementation configuration STRATEGY 12K Service associates enabled with selection of AI tools 1 PROGRESSPRODUCTS1 2 SERVICE 3 SALES R&D4

STRATEGICALLY INFUSING AI ACROSS THE BUSINESS 31 Incorporate AI tools to accelerate seller productivity and effectiveness • Prioritize opportunities & best-fit solution • Automate outreach & engagement Deployed AI tools that guide sellers on who to contact, most valuable solution to position and most effective messaging to use STRATEGY 40%+ Sales associates enabled with AI tools1 PROGRESSPRODUCTS1 2 SERVICE 3 SALES R&D4 1 FY25E

STRATEGICALLY INFUSING AI ACROSS THE BUSINESS 32 Employ AI tools to enhance efficiency and effectiveness • Accelerate processes • Improve quality / reduce errors Technology teams leveraging AI for coding, testing, and documentation STRATEGY 100% of developers enabled with AI tools1 PROGRESSPRODUCTS1 2 SERVICE 3 SALES R&D4 1 As of Q3FY25

SCALABLE HCM OFFERINGS WITH GLOBAL REACH Outside of United States United States ADP iHCM ADP Lyric HCM ADP RUN ADP Workforce Now ADP Ecosystem Tax | WorkForce Software | Marketplace | Data Solutions | Outsourcing Solutions | Ventures Small Business 1 – 49 EEs Mid-Market 50 – 999 EEs Up-Market 1,000 EEs+ ADP Payroll 33

Achievements • Set the foundation for RUN’s cloud- native modernization journey • Tightly integrated Retirement & Insurance Services • Launched Embedded Payroll offering 60% of RUN clients digitally onboarded 1 Search enhanced by ADP Assist contributed to improved client self- service • Enhance HR experience for growth in mature small businesses • Scale Embedded Payroll • Expand digital buying experiences What’s Next Expand AI efforts into agentic solutions 1 Q3FY25 REIMAGINING SMALL BUSINESS RUN Powered by ADP® — 900K+ clients 34

Achievements • Continued momentum with WFN Next Gen sales • Expanded partner channels to cover key mid-market ERPs • Launched Construction industry vertical Launched ADP Assist with Payroll across 100% of WFN Next Gen clients 2M HR conversations across 1.3M unique users spanning 68k clients 1 Search enhanced by ADP Assist contributed to improved client self- service • Extend WFN Next Gen addressable market • Scale ERP partner channel • Expand into Restaurant vertical What’s Next Enhance AI-driven Tax and Payroll experiences Expand AI efforts into agentic solutions 35 INNOVATING TO REMAIN THE U.S. MID-MARKET LEADER Workforce Now® (WFN) — 90K+ clients 1 FY25 year-to-date

ORCHESTRATING A GLOBAL ENTERPRISE HCM STACK

ADP Lyric HCM + WorkForce Software

Achievements

- Launched Lyric globally in September 2024
- Acquired WorkForce Software in October 2024
- Global HR, Global Payroll, Global Time and Global Service

AI-infused implementation

50%+ of all searches flow through GenAI-powered features[1]

What's Next

- Continue to scale product with more in-depth features
- Further global expansion
- Deepen integration with WorkForce Software

Expand AI efforts into agentic solutions

Enhance implementation with GenAI tooling for faster delivery



Good morning,
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From Your HR Team

[1] Q3FY25

36

ADP VENTURES ACCELERATES INNOVATION ACROSS ADP Strong partnership with integration into the ADP ecosystem ADP VENTURES INVESTMENTS Employee Benefits Leave & AbsenceHospitality Tax Credits Benefits HCM in LATAM Driving innovation, growth, and early access to external transformative technologies Benefits Administration 37

INVESTING IN INNOVATION Differentiating our products as easy- smart-human Infusing AI throughout the business Leveraging ventures to fuel innovation 38

04 DAVID FOSKETT President, Global Sales Go-to-Market 39

$2.5B in worldwide new business bookings 8.5K Quota-carrying sellers 50%+ of new logos sold through partnership 140+ Countries and territories with sales coverage 200K+ New logos sold annually 40 All metrics as of FY24 OUR GO-TO-MARKET SCALE & REACH IS UNPARALLELED

Products Capitalize on new offerings and enhancements Marketing Extend our lead in digital demand generation Channels Drive new logos through our partner ecosystem Headcount Continue to expand our sales force WE DRIVE BOOKINGS GROWTH THROUGH INNOVATION AND SCALE 41 Productivity Enable sellers to sell more

INNOVATION CONTINUES TO ENABLE BOOKINGS GROWTH ACROSS ALL BUYER SIZES Mid-Market Small Business Up-Market & Global 42

OUR END-TO-END SUPPORT MODEL FOR SELLERS IS A KEY DIFFERENTIATOR P R O D U C T I V I T Y ADP Seller RECRUIT ONBOARD & TRAINING ENABLE WITH TECH 43

THE ZONE IS OUR PROPRIETARY AI SALES PORTAL THAT MAKES OUR SELLERS MORE EFFECTIVE 44

LEVERAGING AI TO MAKE OUR SELLERS MORE PRODUCTIVE IN EVERY ASPECT OF THEIR DAY • Who do I contact? • Why now? • How do I answer buyer questions? • When should I reach out? • What should I say? • What is the next best action? • What solution should I position? • Will this resonate? • How can I be better? S E L L I N GT A R G E T I N G G A I N I N G A C C E S S 45

46

INDUSTRY LEADING DEMAND GENERATION POSITIONED FOR FUTURE SUCCESS Well-positioned to continue to capture an outsized share of digital demand in a world where buyers leverage AI to discover HCM solutions 350K+ Digital leads generated1 annually M A R K E T I N G 47 1 As of FY24

OUR SELLERS GO-TO-MARKET WITH AN EXTENSIVE ECOSYSTEM OF PARTNERS Small Business Accountants Banks Point-of-Sale Providers Mid-Market Financial Advisors Franchises Benefits Brokers Up-Market ERP / Product & Technology Partners Private Equity & Consultants System Integrators 48

HEADCOUNT HAS NEARLY DOUBLED SINCE FY10 COUPLED WITH PRODUCTIVITY IMPROVEMENT SELLER HEADCOUNT (Quota Carrying Sales Associates) FY10 FY24 ~8.5K ~4.3K 49

Products Capitalize on new offerings and enhancements Marketing Extend our lead in digital demand generation Channels Drive new logos through our partner ecosystem Headcount Continue to expand our sales force WE DRIVE BOOKINGS GROWTH THROUGH INNOVATION AND SCALE 50 Productivity Enable sellers to sell more

- 500 1,000 1,500 2,000 2,500 3,000 TARGETING 6-7% EMPLOYER SERVICES (ES) NEW BUSINESS BOOKINGS GROWTH IN THE MEDIUM TERM 1 FY25E is based on the midpoint of guidance provided on April 30, 2025. This is not a reaffirmation of that guidance. 51 Target 6-7% Medium Term ES NEW BUSINESS BOOKINGS ($ million) Post Great Recession The ACA Years Covid-19 Pandemic Post Pandemic 6% CAGR 1

05 JOE DESILVA Executive Vice President, North America and Chief of Operations Business Update: North America HCM Solutions 52

DIVERSIFIED REVENUE PORTFOLIO PEO 32% Small Business 18% Major Accounts 15% National Accounts 6% International 14% ES HRO 7% Complementary Solutions 8% $6.2B PEO $3.4B Small Business $2.9B Major Accounts $2.6B International $1.6B Complementary Solutions $1.2B National Accounts $1.3B ES HRO 1 See Appendix for a brief overview of these different businesses. 2 PEO includes zero-margin benefits pass-through revenue. 53 FY24 Revenue Portfolio OUR $19.2B 1 2

SMALL BUSINESS ADP IS THE LEADING SMALL BUSINESS PROVIDER Hands-on Stretched Trust-driven CLIENT CHARACTERISTICS 54

WHERE ARE WE NOW… Record high client satisfaction Industry-leading distribution (sellers and partners) Integrated Workers’ Compensation and Insurance Services Best Software Products for Small Business by G2 #1 1 #1 Retirement Services Provider by PLANSPONSOR 2 Clients 900K+ Revenue $3.4B Increase in Client Satisfaction7% 1 2025 Best Software Awards - RUN Powered by ADP® by G2 2 PLANSPONSOR Magazine Recordkeeping Survey 2024 3 Small Business FY24 Revenue 4 Measured by Net Promoter Score from Q3FY22 to Q3FY25 5 Remains the highest at ADP 3 4, 5 55 SMALL BUSINESS

WHERE ARE WE GOING… Extend leadership position in Payroll, HR, and Retirement Services Drive deeper penetration across HCM suite: Time & Attendance and Benefits Integrate with broader SMB technology ecosystem to address client needs and expand distribution channels 56 SMALL BUSINESS

MAJOR ACCOUNTS MAINTAIN MID-MARKET LEADERSHIP Growing Fragmented Discerning CLIENT CHARACTERISTICS 57

MAJOR ACCOUNTS

WHERE ARE WE NOW...

- WFN is a leading HCM technology platform
- Record high client satisfaction and retention
- Customizable HCM experiences through ADP Marketplace

Leader by NelsonHall[1]

Overall Market Leader in HCM[2] by ISG Research

$2.9B
Revenue[3]

21%
Increase in Client Satisfaction[4]

[1] ADP Ranked Leader for all Market Segments in NelsonHall Payroll NEAT Assessment 2024
[2] Overall Market Leader for HCM Suites — ADP Workforce Now — by ISG Research in 2025
[3] Major Accounts FY24 Revenue
[4] Measured by Net Promoter Score from Q3FY22 to Q3FY25

58

Expand integrations with ERPs Broaden industry-specific solutions Accelerate deployment of WFN Next Gen WHERE ARE WE GOING… 59 MAJOR ACCOUNTS

NATIONAL ACCOUNTS ACCELERATING GROWTH IN ENTERPRISE Complex Strategic Sophisticated CLIENT CHARACTERISTICS 60

NATIONAL ACCOUNTS

WHERE ARE WE NOW...

- Launched Lyric: our Next Gen Global HCM platform
- Acquired WorkForce Software to enhance capabilities in Time, Scheduling, and Labor Optimization
- Leadership position in Global Payroll

Overall Market Leader in HCM[1] by ISG Research

#1

HR Data Solution of the Year[2]

$1.2B

Revenue[3]

3X

Improvement in Client Satisfaction[4]

[1] Overall Market Leader for HCM Suites — ADP Lyric HCM — by ISG Research (2025)
[2] ADP Lyric HCM named "Data Solution of the Year for Human Resources" in 2025 Data Breakthrough Awards
[3] National Accounts FY24 Revenue
[4] Measured by Net Promoter Score from Q3FY22 to Q3FY25

61

Extend leadership in Global Payroll to include HR and Time Tightly integrate WorkForce Software into product offerings Accelerate growth by leveraging next gen capabilities of WFN and Lyric WHERE ARE WE GOING… 62 NATIONAL ACCOUNTS

UNIFYING THE GLOBAL CLIENT EXPERIENCE Service Global Payroll Global Time Global HR 63

06 VIRGINIA MAGLIULO Executive Vice President, Employer Services International Business Update: International HCM Solutions 64

15M Employees paid internationally OUR UNPARALLELED GLOBAL FOOTPRINT 65K International clients 140+ Countries and territories served 65

WE OFFER SINGLE- COUNTRY AND MULTI- COUNTRY SOLUTIONS MULTI- COUNTRY Clients with operations in two or more countries, from smaller cross-border firms to the largest global multi-nationals SINGLE- COUNTRY Clients with operations in a single country, from small to large populations 66

WHY WE WIN Innovation is in our DNA Advanced data analytics for informed decision-making Global leader with unmatched local expertise Industry-leading security and compliance Unparalleled footprint 67

68 HEAR WHY WE WIN FROM ONE OF OUR CLIENTS

INTERNATIONAL

WHERE ARE WE NOW...

- Innovation where clients need it
- Enhanced intuitive user experience and device agnostic
- Open marketplace integration capabilities for partners with APIs
- Growth and expansion into countries to meet our clients where they need us

Leader

Multi-Country Payroll by Everest[1] and NelsonHall[2]

$2.6B
Revenue[3]

65K
Clients

76%
Increase in Client Satisfaction[4]

[1] Everest Named ADP a Leader for the Multi-Country Payroll Solutions PEAK Assessment 2024 for Global, EMEA and APAC Markets
[2] ADP Ranked Leader for all Market Segments in NelsonHall Payroll NEAT Assessment 2024
[3] International FY24 Revenue
[4] Measured by Net Promoter Score improvements from Q3FY22 to Q3FY25

69

End-to-end global value proposition Beyond Payroll – forming even deeper relationship with clients Innovation at scale with AI in the hands of clients and associates WHERE ARE WE GOING… Driving a human experience for service and technology globally GLOBAL HR GLOBAL PAYROLL GLOBAL TIME GLOBAL SERVICE OPERATIONS 70

07 BRIAN MICHAUD Executive Vice President, Smart Compliance and Human Resources Outsourcing Business Update: Human Resources Outsourcing (HRO) Solutions 71

SOLUTIONS SPAN THE HR OUTSOURCING SPECTRUM À la carte HR, Benefits, and/or Payroll, all supported by Employee Support Center HRO Managed Services Full-service, all-in-one HR solution takes on payroll, benefits, compliance work and more Professional Employer Organization (PEO) 72

HOW WE SERVE OUR PEO CLIENTS Expert guidance Technology Employee support Payroll & Tax Workers’ Comp & Risk 401(k) Hiring Benefits HR & Compliance Your Business 73

Clients 17K Revenue $6.2B Increase in Client Satisfaction70% 1 Leader Multi-Process Human Resources Outsourcing (2012-2024; 13 consecutive years) by Everest Group 2 Best PEO Services by Forbes Advisor 2024 3 PEO FY24 Revenue 4 Measured by Net Promoter Score from Q3FY22 to Q3FY25 3 4 #1 PEO by Forbes 2 WHERE ARE WE NOW… Largest PEO Expanded Choices Best-in-class HCM technology A Leader in Multi-Process HRO by Everest1 74 Personalized Support Compliance made easy Strong client satisfaction

New PEO clients sourced internally ~50% Revenue uplift range depending on client size1 10-12x CLIENT UPGRADES CREATE VALUE TO ADP AS A WHOLE 75 1 PEO revenue uplift is net of zero margin pass-through

THERE IS AN UNTAPPED OPPORTUNITY IN THE MARKET



Total addressable market (~30M)[1]
Worksite Employees
~25M
Potential Opportunity
~17% of Market Addressed by PEOs Today
~4M
Remainder of Addressed Market[2]
750K
ADP TotalSource[3]

[1] Total addressable market estimated using the number of employers in the U.S. and applying addressability cuts based on size and the estimated percentage of employers that offer health benefits by size. Data from the Kaiser Family Foundation and various reports.
[2] Remainder of the Addressable Market estimated using NAPEO market sizing (<99 EEs) and internal estimates of 100+ EEs market size.
[3] As of Q3FY25

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...AND OUR OWN CLIENT BASE

Addressable market within our base (~5M)


Worksite Employees
~4M
Potential Opportunity[1] within our base represents 100K+ clients
750K ADP TotalSource[2]

[1] Potential opportunity estimated by total number of employers in ADP client base and applying addressability cuts based on size and the estimated percentage of employers that offer health benefits by size.
[2] As of Q3FY25

77

Tailor the service model and enhance operations to exceed client expectations Deploy leading sales tools WHERE ARE WE GOING… Continue to strengthen broker channel relationships 78

08 PETER HADLEY Corporate Treasurer and Incoming Chief Financial Officer Financial Framework 79

WE HAVE DELIVERED ON OUR CONSOLIDATED FINANCIAL OBJECTIVES SINCE OUR LAST INVESTOR DAY Demonstrated Strong Revenue and Earnings Growth November 2021 medium-term objectives FY21-FY25E CAGR 2 8%7-8% Revenue Growth 12%10-12% Adj. EBIT Growth1 13%11-13% Adj. EPS Growth1 1 For a reconciliation of Revenue, Adjusted EBIT, and Adjusted EPS to their closest comparable GAAP metrics, see the applicable Q4 earnings release for the periods presented available at www.investors.adp.com 2 Based on the midpoint of guidance provided on April 30, 2025. This is not a reaffirmation of that guidance. 80

WHY ADP? CONSISTENT AND GROWING REVENUE AND EARNINGS • Leader in the large and growing HCM industry • High levels of recurring revenue and strong client revenue retention • Diversified portfolio addressing all segments of the HCM market • Consistent track record of expanding margins • Client funds extended investment strategy delivers incremental interest income and minimizes rate volatility STRONG CASH FLOWS AND BALANCE SHEET • Low capital requirements • Efficient model allows ample reinvestment for organic growth • Disciplined approach to M&A • Thoughtful approach to leverage with high investment-grade credit ratings • Longstanding commitment to shareholder-friendly actions and capital return 81

ADP’S HISTORY OF DURABLE GROWTH ~92% Gross ES Revenue Retention in FY25 1 82 1 FY25E Revenue and Gross Revenue Retention are based on the midpoint of guidance provided on April 30, 2025. This is not a reaffirmation of that guidance. FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25E Total Revenue ($B) $10.9 $20.5 6.5% CAGR 1

WE’VE DRIVEN BROAD-BASED GROWTH ACROSS OUR BUSINESS 83 PEO Small Business Major Accounts International Complementary Solutions ES HRO National Accounts $6.2B $4.8B $2.5B $3.4B $2.4B $2.9B $2.6B $1.6B $1.3B $1.2B $2.2B $1.1B $1.0B $1.1B FY21 FY24 Revenue ($B) 1 See Appendix for a brief overview of these different businesses. 2 PEO includes zero-margin benefits pass-through revenue. 2 1

84 ALWAYS STRIVING TO BALANCE GROWTH WITH MARGIN EXPANSION ~700bps Margin Expansion FY15-FY25E 18.9% 19.5% 19.8% 20.7% 22.4% 23.0% 22.6% 23.5% 24.8% 25.5% 26.0% FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25E Adj. EBIT Margin (%) 1 For a reconciliation of Adjusted EBIT to its closest comparable GAAP metric, see the applicable Q4 earnings release for the periods presented available at sec.gov. 2 FY18 is restated for the impact of ASC 606. 3 FY25E is based on the midpoint of guidance provided on April 30, 2025. This is not a reaffirmation of that guidance. 32 1

CLIENT FUNDS PORTFOLIO INVESTMENT STRATEGY FY24 Balance ($B) 12.3 Client Long 7.4 Client Short 15.7 Client Extended ~$1.8B Incremental interest income generated by extended investment strategy from FY01 – FY24 • Enabled by our strong balance sheet and high, investment-grade credit ratings • Extend and ladder maturities of the investment portfolio for client funds • Utilize short-term financing arrangements to satisfy client funds obligations • Safety of principal, liquidity and diversification remain our primary objectives 85

Positive reinvestment rate differentials expected on Client Funds maturing in FY26 and FY27 86 LADDERING APPROACH – A DIFFERENTIATOR AND MEDIUM-TERM TAILWIND ~$13B Maturing in FY26 and FY27 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 FY26 FY27 FY28 FY29 FY30 FY31 FY32 >FY32 1.5% 2.6% 3.8% 4.0% 3.6% 3.2% 3.1% 4.5% Client Funds Portfolio – Client Long and Client Extended Maturities Market Value ($M) 86

CONSISTENT APPROACH TO CAPITAL ALLOCATION SHARE REPURCHASES M&A ORGANIC INVESTMENTS DIVIDENDS 87

ORGANIC INVESTMENTS DRIVING FUTURE GROWTH BEST-IN-CLASS TECHNOLOGY • Continue to scale Lyric with more in-depth features and broaden global reach • WorkForce Software product integration and client migrations • Extending WFN Next Gen addressable market • Continue to modernize technology infrastructure Investments in AI (e.g. continued expansion of ADP Assist and agentic solutions) DISTRIBUTION AND SERVICE • Expand sales force headcount • Invest in partner channels and embedded payroll • Augment digital marketing efforts • Utilize industry-leading service tools Investments in AI (e.g. broadly deploy Sales Assist and Service Assist) 88

M&A THOUGHTFUL AND DISCIPLINED Inorganic growth remains an important component in executing our strategy Key criteria for evaluating potential M&A targets: • Complementary, best-in-class technology solutions • Incremental expertise • Add to our global scale We remained disciplined on valuation and risk profiles of target companies 89

ADP’S DIVIDENDS AND SHARE REPURCHASES 0.9 0.9 1.0 1.1 1.3 1.5 1.6 1.7 1.9 2.2 2.4 1.5 1.1 1.3 1.0 0.9 1.0 1.4 2.0 1.1 1.2 1.3 F Y 1 5 F Y 1 6 F Y 1 7 F Y 1 8 F Y 1 9 F Y 2 0 F Y 2 1 F Y 2 2 F Y 2 3 F Y 2 4 F Y 2 5 Dividends Share Repurchases ($ Billions) 50 Years of consecutive dividend increases $30B Cash returned to shareholders FY15-FY25 Aa3/AA- Leading credit ratings from Moody’s (Aa3), S&P (AA-), and Fitch (AA-) 1 FY25E based on YTD and Q4 estimated capital return. May not foot due to rounding. 1 90

OUR FINANCIAL LOOK AHEAD 91

MEDIUM-TERM FINANCIAL OBJECTIVES 8-10% Adjusted EBIT growth Supported by ~50-75bps margin expansion per year 9-11% Adjusted EPS Growth Assuming 1% annual net share count reduction 92 11-13% Total Shareholder Return Assuming 2% dividend yield 1 Organic constant currency Note: These objectives assume no significant impact from M&A or changes in the macroeconomic environment, corporate tax rates, the yield curve, or ADP’s valuation multiple. 6-7% Revenue Growth ~6% Employer Services and 6-8% PEO segment growth 1

ADP IS BULLISH ON HCM AND OUR FUTURE IN IT Industry leading go-to-market Scale that sets us apart Operate in a dynamic market Durable financial performance Track record of innovation 93

09 QUESTIONS? 94

APPENDIX 95

FY24 REVENUE DISAGGREGATION DETAIL $6.2B PEO – Fully outsourced HR and benefits for U.S. businesses under a co-employment model. Includes Zero Margin Benefit Pass-Through revenue. $3.4B Small Business – HCM solutions for U.S. businesses with typically 50 or fewer employees. $2.9B Major Accounts – HCM solutions for U.S. businesses with typically 50 to 1,000 employees. $2.6B International – HCM and HRO solutions for clients based outside of the U.S. Includes the U.S. portion of certain multinational businesses using ADP global platforms. $1.6B Complementary Solutions – A variety of differentiated offerings, including tax filing services for non-payroll clients, wage garnishment, background screening, employment and income verification, certain other data solutions revenues, Wisely revenues, and tax credit services. $1.2B National Accounts –HCM solutions for U.S. businesses with typically 1,000+ employees. $1.3B ES HRO – Outsourcing solutions for U.S. businesses of all sizes. 96